UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary proxy statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12



                              PATHMARK STORES, INC.
                (Name of Registrant as Specified in Its Charter)
                                       N/A
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:


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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:


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The following is an update to, and is hereby incorporated into, Pathmark Stores,
Inc.'s Definitive Proxy Statement (the "Proxy Statement") on Schedule 14A filed with the Securities and Exchange Commission on May 6, 2005 and amended or supplemented on May 26, 2005, May 31, 2005 and June 2, 2005. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Proxy Statement.

Additional Proxy Solicitation Agent

         The Yucaipa Companies LLC ("Yucaipa") has retained MacKenzie Partners, Inc. to assist it in the solicitation of proxies for the special meeting on behalf of the Company. Yucaipa will pay MacKenzie Partners, Inc. a fee of up to approximately $10,000, plus reimbursement of out-of-pocket expenses, for these services.